Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated January 16, 2009, to

the Investor’s Select Variable Universal Life Prospectus;

the Consultant Variable Universal Life Prospectus;

the Consultant SL Variable Universal Life Prospectus;

the Consultant Protector Variable Universal Life Prospectus; and

the Consultant Accumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

Effective January 15, 2009, the investment advisor for the Premier VIT OpCap Balanced Portfolio and the Premier VIT NACM Small Cap Portfolio changed from OpCap Advisors LLC to Allianz Global Investors Fund Management LLC.

The investment advisor change does not in any way affect the investment objective of the Portfolio. For complete information about each Portfolio, including the manner in which the investment advisor manages the Portfolio, expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.